Shareholders Meeting

September 26, 2019
Norwood, MA

A Premier Cannabis and Hemp Multi-State Operator with an International Presence Focused on Health & Wellness, Education & Science, and Innovation & Technology

Important Disclaimer & Cautions Regarding Forward Looking Statements

This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MariMed Inc. ("MariMed" or the "Company"). All information presented herein with respect to the existing business and the historical operating results of MariMed, and estimates and projections as to future operations, are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. The Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of this information.

In furnishing this information, MariMed reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MariMed with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

“CANNABIS HAS THE POWER TO TRANSFORM HUMAN HEALTH AND WELLNESS.”

Bob Fireman | CEO, MariMed Inc.

Who We Are…

- > Publicly traded, vertically integrated multi-state cannabis operator currently managing **12 cannabis licenses across 6 states –** DE, IL, MA, MD, NV, RI.
- > Industry **leader in the development** of seed-to-sale cannabis facilities in 5 states – DE, IL, MA, MD, NV.
- > Dedicated to **improving health and wellness** with multiple proprietary cannabis and hemp-based branded products.
- > **Patient-focused with precision-dosed products** for specific symptoms, indications and effects.
- > **Broad portfolio of trusted brands** of fully compliant, and verifiably safe THC and CBD products.
- > **Early mover into CBD market** with major investment in GenCanna and the launch of proprietary brands across multiple sales channels.
- > **Cannabis and hemp CBD innovation** with distribution platforms, technology, data, education, and science.

Where We're Going…

- > **Consolidate client businesses into MariMed.**
- > **Expand our licensed cannabis brands** to all legalized cannabis states and internationally.
- > **Expand branded CBD products and distribution** across US and into LATAM and Europe.
- > Become **major player in the emerging hemp-derived CBD** industry.
- > **Establish a Medical Board of Advisors** to support clinical trials, research and education to improve patient outcomes and product efficacy.
- > **Expand database and marketing engines** to be a leader in B2B and B2C cannabis advertising.

Seasoned Senior Management



Bob Fireman
Co-Founder, President, CEO, Director

10+ years cannabis industry experience.

Founder and director of Consumer Card Marketing, Inc., a pioneer in the development of retail loyalty marketing. Sold to News America Marketing, a division of News Corp.

Practicing attorney for 30+ years.

Director of Worlds Inc. and a former part owner of Sigal Consulting.

Appointed to GenCanna's board of directors, Feb. 2019.

JD – Suffolk University School of Law.
BA – Univ. of Wisconsin



Jon Levine
Chief Financial Officer, Director

10 years cannabis industry experience.

18+ years in commercial real estate development, management and financial services.
Former partner at Equity Industrial Partners, a national commercial real estate management group.

Experience in banking at US Trust Bank as an Asset Based Lender and in the leasing industry with AT&T Financial Services and New Court Financial

Former part owner of Sigal Consulting.

BA - Curry College



Tim Shaw
Chief Operating Officer

10+ years as entrepreneur and owner of cannabis and horticulture businesses.

Co Founder - Betty's Eddies
Purchased by MariMed Inc 201X.

CEO, Green Matters Hydroponic Supply.

Senior Field Technician
Sprint Nextel.

United States Army



Dr. Jokubas Ziburkus
Chief Innovation Officer

Award-winning professor of neuroscience for the last decade at the University of Houston.

30+ peer-reviewed articles published on the topics of epilepsy and neurological disorders.

Highly recognized featured speaker internationally on the effects of cannabinoids on human health, wellness and lifestyle.

CEO and co-Founder of MediTaurus

PhD – LSU Health Sciences Center



Jonathan Rider
Chief Information Officer

CIO - Gilbane building company, where he designed and built a cloud-based construction and facility management application.

CIO – Dynatrace.

Led Monster.com's data warehouse and business systems teams handling 10 million transactions daily with over 50 million users.

Holds patent for Electronic Health Record Data Mining.

Decorated U.S. Army instructor pilot Six Sigma

Green & Black Belt – Villanova University

MBA – University of Phoenix

MS – Embry-Riddle Aeronautical University

Our Independent Directors



Eva Selhub, M.D.
Independent Director

Internationally recognized resiliency expert, physician, author, speaker, scientist and consultant.

Board Certified in Internal Medicine.

Instructor of Medicine at Harvard Medical School.

Clinical Associate of Benson Henry Institute for Mind-Body Medicine at Massachusetts General Hospital for nearly 20 years.

Founder of Resiliency Experts, LLC

MD – Boston University



Edward Gildea
Independent Director

Partner – Fisher Broyles LLP

Former President, CEO & Chairman-Converted Organics, a publicly held green tech company.

Contributes expertise in M&A, strategic planning, funding, business development and executive leadership.

JD – Suffolk University School of Law
BA – The College of Holy Cross



David Allen
Independent Director

Chair of MariMed's Audit Committee

22+ years experience as a Director, CEO & CFO of public companies.

Currently CFO of Charlie's Holdings, Inc. (OTC: CHUC).

Previously CFO of Iconic Brands.

CFO & EVP of Converted Organics.

Currently Assistant Professor of Accounting at Southern Conn. State Univ.

BA & MA – Bentley College

Our Broad Operating Platform


OUR MARIMED PLATFORM
TRUSTED BRAND

MariMed's platform prioritizes safety, choice, and trust for retailers and consumers.

Operational Excellence

- Best practices in product design, cultivation, dispensary, and safety
- Standard operating procedures for consistency and quality

Seed-to-Consumer Chain of Custody

- Developed and operate seed-to-sale operations across all verticals
- Successfully acquired licenses in six states, for cultivation, production/lab, dispensary
- Best in class customer retail experience, security, and product set

Proprietary Brands

- Innovative, best-in-class cannabis-infused precision dosed products
- Broad distribution through multiple channels and geographies
- New distribution channels for CBD hemp and owned wellness

Consumer Data

- Partner investments and POS software for customer loyalty and brand targeting
- Consumer data collection

Science & Education

- Driving research to advance field of knowledge
- Empower customers through education, science, and research
- Drive advanced formulations from scientists and engineers

Our Growing Brand Portfolio

kalm FUSION

Strips, Mints, Powdered Tinctures


kalm
CHEWABLE TABLETS
kalm
CHEWABLE TABLETS
PINEAPPLE

Betty's Eddies

Fruit Chews and Popcorn


FRUIT CHEWS
BERRY BOMBS

Nature's Heritage CANNABIS

Authentic Strains & Various Concentrates Shatter, Wax, Vape, Dabs, Rosin


Heritage
LEMON OG KUSH

DabTabs

Novel Concentrate Delivery Through Clean, Convenient Ceramic



binske

Farm-to-Table Flower, Edibles, Concentrates, Topicals



HEALER

Doctor Developed Medical Cannabis Tincture Formulations



TIKUN

Pure Genetics, >10 years Trials in Israel; Strains, Tinctures, Sublingual. Exclusive Distribution in Five States


TIKUN

FLORANCE

Scientifically developed & tested health & wellness CBD products


FLORANCE

Expanding National Footprint

NEVADA	ILLINOIS	RHODE ISLAND	DELAWARE	MASSACHUSETTS	MARYLAND
					
1 cultivation license	2 dispensary licenses	1 seed-to-sale license	2 seed-to-sale licenses	3 seed-to-sale licenses	1 cultivation, 1 processing, and 1 dispensary license

MAINE	KENTUCKY	VERMONT	MICHIGAN	NEW JERSEY
				
Brands distribution	GenCanna investment	ANTICIPATED EXPANSION		

Hemp Cannabis

Proven Seed-to-Sale Experience

Select examples of our operator and advisory model:

Rhode Island



2K+ medical patients/day

Maryland



180K sf cultivation and production facility

Wholesale provider to 102 dispensaries in Maryland

Massachusetts


MariMed

70K sf state of the art cultivation, production, and distribution facility

1 dispensary open Q4 2019
2 more pending

Delaware



2 of 4 dispensaries in state
47K sf seed-to-sale facility
5K sf dispensary
6,000+ medical patients (by October)

MariMed Hemp

Branding Solutions

- **Wholly-owned subsidiary formed to take advantage of federal legalization of Hemp-derived CBD.**
- **Focused on branding**, supply and distribution of hemp-based CBD.
- Guarantee scalable supply for **traceable, verifiable quality**, meeting health & food safety standards.
- **Products feature superior formulations** for best bio-availability utilizing MariMed's years of technology experience with cannabinoids.
- **Secured 33.5% stake in GenCanna**:
  - Kentucky-based vertically integrated hemp producer of GMP-compliant CBD oils and isolates
  - Quickly becoming a global leader and one of the largest U.S. producers of hemp-based CBD

MariMed Hemp Platform

Brand Portfolio

kalm™ FUSION

FLORANCE

AMERICA'S FINEST KAPSULZ CBD

Sales Channel Expansion - HempEngine™

- Turnkey retail and educational store-within-a-store platform
- Major benefits for both small & mass market retailers and customer
- Targeting deployment to 1,500 stores by year-end

HempEngine

Production Chain of Custody

- Seasonal Hemp Seed Sales
- Scalable Product Supply

GenCanna

Science & Research

- MariMed Scientific Advisory Board
- Product development & innovation

Distribution

Enabled by technology. Education-focused. Global reach.

MULTI-PLATFORM APPROACH

- Proactive Consumer Education
- Scaled Supply and Inventory
- Retailer Focused Store-within-a-Store
- Consumer Data Collection Enabled

Our Platforms

MariMed Inc.

GenCanna

HempEngine

Sprout



DISTRIBUTION CHANNELS

- Large Retailers
- Brokers and Representatives
- Distributors
- Niche Retail (Physicians, Spa, Salon)
- International

Florance Trusted CBD for mass markets.

Heritage brand established in Kaunas, Lithuania in 1921

Old world recipes with house-developed hemp and flax strains

F

FLORANCE

WITH SCIENCE • WITH NATURE • WITH LOVE

Revived in 2000s by renowned scientists

Acquired by MariMed Inc in 2019

Hand-selected premium EU and USA hemp and ingredients

Custom and science-backed formulations and bio-availabilities

Global and multi-currency distribution



Face Cream
Eye Cream
FLORANCE
Hemp Shampoo
Cleansing Gel
REJUVENATING HEMP
CBD 250
Hemp Toner
Hand Wash
Sunscreen Cream

Science and Education

Backed by science. Across the value chain.
Education to make informed healthy choices.

FOR CONSUMERS

Certificates of Analysis
3rd party verification of product available via QR code to consumers

Use and Dosing Suggestions
Recommendations from MariMed Hemp innovation team

FOR DISTRIBUTORS & RETAILERS

Digital Sprout Displays
CBD/Hemp education for consumers preference/needs

Live Education
Dedicated HempEngine and MariMed Hemp Sales teams in the field

Distributor and Retail Programs
Training, presentations, collateral, and live support for representatives and distributors

FOR THE MARKET

Scientific Advisory Board
Top researchers and thought-leaders serve on MariMed Inc.'s SAB

Research Agendas
Advance ongoing scientific research on new indications, improving trial data, and broadening adoption

Product Innovation
Led by MariMed Inc. Chief Innovation Officer, new products and modalities brought to market to our channels first

Drive Field Advancement
Sponsor, host, and support medical and CBD events globally

Current Strategy and Growth Drivers

1

CONSOLIDATION & EXPANSION OF FOOTPRINT

Consolidate client operations into MariMed Inc.

2

BUILD BRAND PORTFOLIO AND LICENSING REVENUE

Continue to expand portfolio of leading brands in THC and CBD

3

INCREASE REVENUES FROM HEMP-DERIVED CBD MARKET

Leverage GenCanna relationship

MariMed's Strong Financials

Sustained growth

> Year-over-year quarterly revenue growth for 14 consecutive quarters

Year-over year quarterly expansion

> Revenues soared 774.0% to $25.7 million

> Gross profit up 341.1% to $8.9 million

> Adjusted EBITDA rose 491.7% to $6.0 million

> Net income of $4.7 million

Continuing performance

> Consolidation of the cannabis businesses will expand our operational footprint and multiply the Company's revenues.

> MariMed's hemp businesses offer equal growth opportunities in the emerging CBD marketplace.

By The Numbers

14 Quarters of growth

7x Revenue growth*

3x Gross profit growth*

~5x EBIDTA growth*

* Year-over-year as of the quarter ended 6/30/2019

Strong performance through evolution

We drove consistent growth while establishing a national advisory business

Total revenues, MariMed Inc. ($USD Million)


144.9%
CAGR
$1.3
$3.6
$6.1
$11.9
$29.2
2015
2016
2017
2018
2019
(Thru Q2)

Source: MariMed Inc. Form 10-K (2016, 2018, Q2 2019) audited financials

Total assets, MariMed Inc. ($USD Million)


178.3%
CAGR
$3.7
$8.6
$32.2
$83.0
$133.7
2015
2016
2017
2018
2019
(Thru Q2)

Investment Summary

Large, unprecedented opportunity	Proven management team	Ability to operate and scale facilities	Diverse capabilities in licensing and branding
▪ Rapidly expanding industry with black market demand converting to legal	▪ C-suite combined 30 years of cannabis experience	▪ Acquire, design, develop, manage, and operate scaled cannabis facilities	▪ Assembler and developer of top quality cannabis strains and products
▪ MariMed creating national business footprint state by state	▪ Entrepreneurial CEO incubated innovative start ups in new industries with multiple successful exits	▪ Completed facilities are 50-100K sqft, including vertically integrated sites	▪ Precision-dosed for consistent experience including new modalities like sublingual, ingestible
▪ Roll up revenue generating businesses that are profitable	▪ CFO industrial real estate background with 50M sqft developed and over $1.5B invested	▪ Developed and managed total of 300K sqft	▪ Build distribution networks in MariMed managed facilities and strategic partners throughout country
▪ Strategically well-positioned in highly regulated markets	▪ Cross functional operations, real estate, legal, tax, development, government relations	▪ Strong local partnerships and deep expertise with real estate and commercial development	

We have the foundation and are poised for growth to be one of the top cannabis companies in the world

- OUR MARIMED PLATFORM -

One Vertical Platform	Industry Best Practices	Seed-to-Consumption	Class Leading Brands	Consumer Data Driven	Research and Education

Appendix

A Premier Cannabis and Hemp Multi-State Operator with an International Presence Focused on Health & Wellness, Education & Science, and Innovation & Technology

High Growth Cannabis Market

$30 Billion

Medical & Recreational Cannabis U.S. Retail Sales by 2023 @ 21% CAGR [1]

$70 Billion

Total Economic Impact of Legal Marijuana U.S. Sales by 2021 [2]

1. Mjbizdaily.com – Chart: U.S. Cannabis Retail Sales Estimates
2. MJbizdaily.com – Chart: U.S. Cannabis Industry Total Economic Impact


U.S. Cannabis Retail Sales Outlook 2
$10
$14
$18
$23
$26
$30
21% CAGR
2018
2019
2020
2021
2022
2023

Large and Expanding CBD Market

$13B
Global Hemp Market
by 2026 [1]

$9.7B
Global CBD Market
by 2025 @ 32.6%
CAGR [2]

$6B
U.S. Hemp-derived
CBD industry by 2025 [3]

2018
Farm Bill Legalized Hemp-Derived CBD at Federal Level


Global CBD Market Outlook [2]
$1
$2
$2
$3
$4
$5
$7
$10
2018
2019
2020
2021
2022
2023
2024
2025

1. Industrial Hemp Market To Reach USD 13.03 Billion By 2026 | Reports And Data
2. Grand View Research - Cannabidiol Market Size, Share & Trends Analysis Report
3. Nielsen - By 2025, The U.S. Hemp-based CBD Industry Will be a $6 Billion Opportunity—Snack Industry Take Note

Strong Market Drivers

- 62% of Americans support marijuana legalization [2]
- Medical use legal in **33 states** [1]
- Recreational use legal in **11 states** [1]
- Nearly 55 million U.S. adults have used cannabis at least once in the past year [3]
- SAFE Banking Act expected to be voted on by the U.S. House of Representatives in Sept 2019



Marijuana Legalization Status [1]

- Medical marijuana broadly legalized
- Marijuana legalized for recreational use
- No broad laws legalizing marijuana

Note: Many states shown have no broad laws legalizing medical cannabis. However, they permit cannabis-infused products or provide limited access under certain circumstances. States like Alabama and Mississippi, for instance, maintain laws permitting medical weed for severe epileptic conditions. Other states, like Virginia, allow possession of cannabis if prescribed by their doctor.

1) State Marijuana Laws in 2019 – Governing.com
2) Pew Research Center 10/18/2018
3) Marist Poll – Weed & the American Family